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                                                      EXHIBIT 23.2

            CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement.


                                                /s/ Arthur Andersen LLP


Orange County, California
December 19, 1997